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                                                                   EXHIBIT (j)

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectuses and to the incorporation by reference in this Post-Effective Amendment Number 23 to the Registration Statement (Form N-1A)(No. 33-62174) of Legg Mason Investors Trust, Inc., of our reports dated April 30, 2003, included in the 2003 Annual Reports to shareholders.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
July 16, 2003